Exhibit 99.2
SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS

This Settlement Agreement and Mutual Release of Claims Agreement ("Settlement Agreement") is made and entered into as of the last date of execution of this Settlement Agreement as shown on the signature page of this Settlement Agreement (“Effective Date”) by and between PSPP Holdings, Inc., a Nevada Corporation, (“PSPP”); UC HUB Group, Inc., a Nevada Corporation, (“UCHUB”); eSafe, Inc., a Nevada Corporation, (“ESAFE”); Wilcox Family Partners, a California Limited Partnership (“WFP”); Piedmont Properties, Inc., a, Oregon corporation (“PIEDMONT”); Larry Wilcox, an individual (“WILCOX”); Leonard Gotshalk, an individual (“LEONARD”); Kyle Gotshalk, an individual (“KYLE”) and Cherish Adams, an individual (“ADAMS”) hereinafter collectively or individually referred to as the “Parties” or “Party,” respectively.

Whereas, UCHUB, et. al., filed an action in the Unites States District Court, Central District of California, Western Division, on October 18, 2007 entitled action number CV07-6776 AHM (SSx) (“The Action”); and

Whereas, the Defendants to The Action have offered and UCHUB, WILCOX and WFP have agreed to settle this dispute and to resolve The Action without the cost of continued litigation; and

Whereas, the Parties to this Settlement Agreement intend that this Settlement Agreement shall be enforceable pursuant to the California Code of Civil Procedure Section 664.6 upon any Parties’ noncompliance with the terms of this Settlement Agreement.

Now, Therefore, for and in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the Parties as follows:

  1. PSPP, UCHUB and ESAFE shall immediately enter into an agreement to rescind the Acquisition Agreement (the “Rescission Agreement”). Such Rescission Agreement shall be effective on even date hereof and shall be annexed hereto as an Exhibit and become a part of this Settlement Agreement.

  2. Subject to the conditions of this Settlement Agreement and the Rescission Agreement, the Parties to this Settlement Agreement, on their own behalf and on behalf of their respective, general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and ssigns, and each of them, hereby release and forever discharge each other, and their general and limited partners, corporate parents, subsidiaries, affiliates, officers, directors, employees, attorneys, agents, representatives, predecessors in interest, shareholders, successors, and assigns, and each of them separately and collectively, from any and all charges, complaints, claims, liens, demands, causes of action, obligations, loans, damages and liabilities, of every kind, nature and description whatsoever, known or unknown, that the Parties to this Settlement Agreement or those joindered to this Settlement Agreement have had in the past, or now have, or may have in the future against each other, arising directly or indirectly out of, or related in any way to: (i) any claims asserted in The Action or which could have been asserted in The Action; (ii) the Acquisition Agreement; (iii) this Settlement Agreement; (iv) the agreements dated August 16, 2007 (“August 16 Agreements”); (v) or any other subsequent agreements or events pertaining to the subject matter thereof including but not limited to any and all tort, contract and statutory claims, equitable claims, and any and all claims arising under any statute, decision, executive order, court order, regulation, or ordinance, which could have been asserted or might be asserted now or in the future.

1	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  3. The Parties to this Settlement Agreement expressly understand and acknowledge that it is possible that unknown losses or claims exist or that present losses may have been underestimated in amount or severity, and the Parties have explicitly taken this into account in determining the consideration to be provided by way of this Settlement Agreement, and a portion of said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown claims, was given in exchange for a full accord, satisfaction and discharge of all such claims arising from or relating to The Action. Consequently, the Parties to this Settlement Agreement expressly waive all rights under California Civil Code Section 1542, which provides that:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

  4. PSPP, LEONARD, KYLE and ADAMS, on the one hand (referred to in this ¶4 only as the “Gotshalk Indemnitors”), shall individually and collectively indemnify, defend and hold harmless UCHUB, WFP and WILCOX, and any of their respective, general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns, on the other hand (referred to in this ¶4 only as the “Wilcox Indemnitees”), from and against any and all actions, claims, losses, damages, liabilities, awards, costs and expenses (including legal fees) resulting from or arising out of any claim, cause of action or lawsuit made, alleged or filed against the Wilcox Indemnitees, individually or as a group, arising out of or in any way connected to WILCOX’s actions or inactions as an officer, director, employee or representative of PSPP and/or ESAFE; the Acquisition Agreement; the August 16, 2007 Agreements; this Settlement Agreement; the Rescission Agreement; and/or any other agreements or events pertaining to the subject matters thereof. The Gotshalk Indemnitors shall defend and settle, at their sole expense, and through counsel of the Wilcox Indemnitees’ choosing, all suits or proceedings arising therefrom. The Wilcox Indemnitees, as the case may be, shall immediately inform PSPP and/or the Gotshalk Indemnitors, in writing of any such suit or proceeding against any of the Wilcox Indemnitees. The Wilcox Indemnitees, at their individual discretion, and without limiting the obligations of the Gotshalk Indemnitees, shall have the right to participate in the defense of any such suit or proceeding; provided however, that should an apparent conflict be deemed to have arisen between the Wilcox Indemnitees and the Gotshalk Indemnitors, the Wilcox Indemnitees pursuant to this ¶4, shall retain independent legal counsel and the Gotshalk Indemnitors shall be responsible for and shall pay for said counsel, to continue the representation and defense of the Wilcox Indemnitees.

2	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  5. Notwithstanding the foregoing ¶4 UCHUB, WFP and WILCOX, on the one hand (referred to in this ¶5 only as the “Wilcox Indemnitors”), shall individually and collectively indemnify, defend and hold harmless PSPP, LEONARD, KYLE and ADAMS, and any of their respective, general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns, on the other hand (referred to in this ¶5 only as the “Gotshalk Indemnitees”), from and against any and all actions, claims, losses, damages, liabilities, awards, costs and expenses (including legal fees) resulting from or arising out of any claim, cause of action or lawsuit made, alleged or filed against the Gotshalk Indemnitees, individually or as a group, by or on behalf of a shareholder of UCHUB arising solely out of or in connection to KYLE’s or ADAMS’s actions or inactions as officers, directors, employee or representative of ESAFE; the Acquisition Agreement; this Settlement Agreement; the August 16 Agreements; or any other subsequent agreements or events pertaining to the subject matter thereof. Notwithstanding the foregoing, the indemnification granted herein in this ¶5, only applies to those UCHUB shareholders of record between May 28, 2007 and the Effective Date hereof, and only to the extent that said shareholders were not also shareholders of PSPP during the same period. The Wilcox Indemnitors shall defend and settle, at their sole expense, and through counsel of the Gotshalk Indemnitees’ choosing, all suits or proceedings arising therefrom. The Gotshalk Indemnitees, as the case may be, shall immediately inform the Wilcox Indemnitors, in writing of any such suit or proceeding against the Gotshalk Indemnitees. The Gotshalk Indemnitees, at their individual discretion, shall have the right to participate in the defense of any such suit or proceeding; provided however that should an apparent conflict be deemed to have arisen between the Gotshalk Indemnitees and the Wilcox Indemnitors, the Gotshalk Indemnitees pursuant to this ¶5, shall retain independent legal counsel and the Wilcox Indemnitors shall be responsible for and shall pay for said counsel, to continue the representation and defense of the Gotshalk Indemnitees.

3	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  6. PSPP, LEONARD, KYLE and ADAMS expressly understand and acknowledge that the release given by them as setout in ¶2 and the indemnification given by them as setout in ¶4, is to include and bind them each individually, as well as all of their general and limited partnerships, corporations, subsidiaries, or other entities, and their affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns, which they have or now have, or in the future may have, any interest in whatsoever, whether directly or indirectly by ownership, or as a director or officer, agent, or otherwise, including, without limitation Ararat, LLC (a Texas LLC); Dream Apartments TV Corporation (a Nevada registered Corporation); Tall Tree Cattle Company, Inc. (an Oregon corporation); and Top Flight Consulting, LLC (a California limited liability company ). Specifically, and not as a limitation, PSPP, LEONARD, KYLE and ADAMS agree to cause Ararat, LLC (a Texas LLC); Dream Apartments TV Corporation (a Nevada registered Corporation); Piedmont Properties, Inc (an Oregon corporation); Tall Tree Cattle Company, Inc. (an Oregon corporation); and Top Flight Consulting, LLC (a California limited liability company) to agree to this release by affixing their signature hereto as joinder to this Settlement Agreement. Furthermore, PSPP, LEONARD, KYLE and ADAMS hereby warrant that they do not now have any interest in the ability to sign no behalf of Clinton Hall, Spur Sherwood, LLC and Tavella Holdings, Inc. a Colorado corporation.

  7. Upon full compliance with the terms and consideration set forth herein and in the Rescission Agreement, UCHUB, WFP and WILCOX shall file a dismissal of The Action.

  8. Upon dismissal of The Action in accordance with ¶7 above, each Party agrees to bear their own costs of suit and attorneys fees incurred in connection with The Action or preceding agreements, or otherwise.

  9. The Parties to this Settlement Agreement including those listed or described in ¶6 above, agree to refrain from making any disparaging, denigrating, negative or uncomplimentary statements, whether public or private, regarding any of the other Parties to this Settlement Agreement or their family, directors, officers, employees, legal counsel, and/or any related companies, individuals or entities.

4	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  10. PSPP and UCHUB on their own behalf, hereby agree to create individual press releases concerning the subject matter hereof, and such press releases shall each be approved by the other Party and each simultaneously released by the writing Party at their own expense, on or after the Effective Date of this Settlement Agreement. As part of the press release created by PSPP, it agrees to, in specificity, formally apologize for any and all disparaging remarks, errors, misstatements, and the like, made against any person, entity or otherwise. Furthermore, PSPP hereby agrees to retract any and all previous press releases issued between August 16, 2007 and the Effective Date hereof.

  11. The Parties to this Settlement Agreement hereto warrant that no other person or entity has claimed or now claims any interest in the subject of this Settlement Agreement, and that they have the sole right and exclusive authority to execute this Settlement Agreement and to exchange the aforesaid consideration, and that they have not sold, assigned or otherwise set over to any other person or entity any claim, lien, demand, cause of action, obligations, damage or liability covered hereby. In the event of a breach of this Settlement Agreement, the prevailing Party shall be entitled to an award of attorney's fees as an additional item of damages, in addition to their other damages and injunctive relief.

  12. This Settlement Agreement is intended to be mutual and reciprocal and not merely unilateral and extends in favor of both Parties with respect to a release of claims stated or which could have been stated in The Action or relating to the same general facts and circumstances thereof.

  13. PSPP hereby agrees that upon execution of this Settlement Agreement it shall have its then new board of directors ratify this Settlement Agreement, signed by each member of the board. Thereafter, said duly authorized resolution shall be annexed hereto and made part of this Settlement Agreement. The Parties specifically understand that PSPP’s duty to provide this ratification is a condition precedent that shall survive the execution of this Settlement Agreement and that failure of PSPP to provide such ratification within 24 hours of the Effective Date of this Settlement Agreement shall cause this Settlement Agreement to be null and void.

  14. The Parties to this Settlement Agreement understand and agree that they have not executed this Settlement Agreement without first having considered fully its implications, and that they did not execute this Settlement Agreement without first being advised in writing to consult with an attorney.

  15. Each Party hereto acknowledges that the promises made herein in consideration of the claims referred to herein do not constitute an admission or concession of liability by any Party on account of any said claims or matters, liability for which is expressly denied. The settlement consideration set forth herein is paid in consideration of the release of all claims raised in The Action, and the dismissal of The Action, and should not in any way be construed as an admission by any Party of any obligations as may have been alleged in The Action.

5	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  16. This Settlement Agreement shall be binding upon and for the benefit of the Parties hereto and their respective general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns.

  17. Each Party hereto warrants that no promise, inducement or agreement not expressed herein has been made to it in connection with this Settlement Agreement, and that this Settlement Agreement constitutes the entire agreement between the Parties herein named. It is expressly understood and agreed that this Settlement Agreement may not be altered, amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized representatives of all of the Parties to this Settlement Agreement. Each Party hereto hereby agrees and acknowledges that it will make no claim at any time or place that this Settlement Agreement has been orally altered or modified or otherwise changed by oral communication of any kind or character.

  18. Should any provision of this Settlement Agreement be held invalid or illegal, such illegality shall not invalidate the whole of this Settlement Agreement, but, rather, the Settlement Agreement shall be construed as if it did not contain the illegal part, and the rights and obligations of the Parties shall be construed and enforced accordingly.

  19. This Settlement Agreement, its contents, and any dispute arising therefrom, shall be construed in accordance with the laws of the State of California as applied to transactions taking place wholly in California between California residents. The Parties each agree that Los Angeles County, California, is the only proper venue for any judicial, administrative or arbitration proceedings arising out of or in connection with this Settlement Agreement, and each Party irrevocably submits to the jurisdiction of the state and federal courts of Los Angeles County, California.

  20. Should any Party to this Settlement Agreement resort to legal proceedings to enforce this Settlement Agreement, the prevailing Party in such legal proceeding shall be awarded, in addition to such other relief as may be granted, attorneys' fees and costs incurred in connection with such proceeding.

  21. This Agreement sets forth the Parties' mutual rights and obligations with respect to this Settlement Agreement. It is intended to be the final, complete, and exclusive statement of the terms of the Parties' agreement regarding these subjects. This Settlement Agreement supersedes all other prior and contemporaneous agreements and statements on these subjects, and it may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

6	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  22. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

  23. The rights and remedies provided by this Settlement Agreement are cumulative, and the exercise of any right or remedy by a Party hereto, whether pursuant hereto, to any other agreement, or to law, shall not preclude or waive that Party's right to exercise any or all other rights and remedies. This Settlement Agreement will inure to the benefit of the Parties and their successors and assigns.

  24. The failure of any Party, whether purposeful or otherwise, to exercise in any instance any right, power or privilege under this Settlement Agreement or under law shall not constitute a waiver of any other right, power or privilege, nor of the same right, power or privilege in any other instance.

  25. This Settlement Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and may be delivered in original or by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such part can be seen, and in such case the facsimile execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all Parties agree to deliver an original of this Settlement Agreement as well as any facsimile, telecopy or other reproduction hereof subsequent to the Effective Date.

  26. Any notice, request, consent or approval required or permitted to be given under this Settlement Agreement or pursuant to law shall be sufficient if it is in writing, and if and when it is hand delivered or sent by certified mail, with postage prepaid, to the other Party.

  27. The Parties hereto represent and warrant that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person, partnership, firm or corporation whatsoever any claims, debt, liability, demand, obligation, cost, expense, action or causes of action covered by this Settlement Agreement, and each Party acknowledges and agrees that this warranty and representation is an essential and material term of this Settlement Agreement without which none of the consideration received in connection herewith would have been made or delivered. The foregoing warranty and representation shall survive the delivery of this Settlement Agreement, and each of the Parties hereto shall indemnify and hold the others harmless from any claims, demands or actions which have been assigned or transferred, or purported to have been assigned or transferred, in violation of the foregoing representation and warranty.

7	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  28. Each individual signing this Settlement Agreement on behalf of any corporation, limited liability or entity represents and warrants that he has the right, power, legal capacity and authority to enter into and perform each of the obligations specified under this Settlement Agreement, and that no further approval or consent of any person, board of directors, shareholders or entities is necessary for them to enter into and perform each of the obligations under this Settlement Agreement.

  29. The Parties hereto affirmatively represent the fact that they have been represented herein and throughout by legal counsel of their own choosing. The Parties further represent that they have read this Settlement Agreement, understand the terms used herein, and the consequences hereof.

  30. All of the Parties hereto shall fully and timely do all acts and execute, return and furnish all documents necessary or convenient to effectuate the terms and provisions of this Settlement Agreement.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

8	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

THIS IS A RELEASE
READ CAREFULLY BEFORE SIGNING

IN WITNESS WHEREOF the undersigned have executed this Settlement Agreement to be effective as of the date set forth above.

PSPP Holdings, Inc By: _____________________ Name: Kyle Gotshalk Title: Authorized Agent	UC HUB Group, Inc By: _____________________ Name: Larry Wilcox Title: Authorized Agent eSafe, inc.
Piedmont Properties, Inc. By: _____________________ Name: Leonard Gotshalk Title: Authorized Agent	By: _____________________ Name: Larry Wilcox Title: Authorized Agent Wilcox Family Partners, LP.
Leonard Gotshalk, as an individual By: _____________________ Leonard Gotshalk	By: _____________________ Name: Larry Wilcox Title: Authorized Agent
Kyle Gotshalk, as an individual By: _____________________ Kyle Gotshalk	Larry Wilcox, as an individual By: _____________________ Larry Wilcox
Cherish Adams, as an individual By: _____________________ Cherish Adams

ADDITIONAL SIGNATURES ON THE NEXT PAGE

9

IN WITNESS WHEREOF the undersigned have joined in this Settlement Agreement to the extent that they release and indemnify UCHUB, ESAFE, WILCOX and the WFP as setforth above.
 ARRAT, LLC By: _____________________ Name: Leonard Gotshalk Title: President/CEO

Dream Apartments TV Corporation

By:      _____________________
    Name: Kyle Gotshalk
    Title: President/CEO

Tall Tree Cattle Company, Inc.

By:      _____________________
    Leonard Gotshalk
    Title: President/CEO

Top Flight Consulting, LLC

By:      _____________________
    Kyle Gotshalk
    Title: President/CEO

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